UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 4, 2018, International Flavors & Fragrances Inc. (“IFF”) reported that it had completed its previously announced acquisition of Frutarom Industries Ltd., a company organized under the laws of the State of Israel (“Frutarom”). This Current Report on Form 8-K is being furnished to provide the following information: (i) the unaudited condensed consolidated interim financial information of Frutarom for the three and nine month periods ended September 30, 2018, and (ii) the Frutarom Directors’ Report of the Company’ State of Affairs for the Period Ended September 30, 2018. The information provided in the furnished exhibits was required to be filed by Frutarom with the Israeli Securities Authority under applicable Israeli securities laws as Frutarom’s last public report following its merger with IFF. The furnished exhibits reflect financial and business information relating to periods that ended prior to the acquisition of Frutarom by IFF and is provided for informational purposes only, as the information reflects Frutarom’s results when it was under previous ownership. Frutarom’s financial data has historically been prepared under International Financial Reporting Standards (“IFRS”), and not U.S. GAAP, and the financial information provided in the furnished exhibits was prepared under IFRS. Consequently, these results do not necessarily reflect actual results as if Frutarom had been included in IFF’s results for the third quarter of 2018.

Cautionary Statement Regarding Forward Looking Statements

The furnished exhibits include “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including statements regarding Frutarom’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, acquisitions, competitive positions, growth opportunities, plans and objectives of management, and other statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and similar expressions. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in IFF’s SEC filings, including IFF’s Annual Report on Form 10-K filed on February 27, 2018 and subsequent filings, including IFF’s Quarterly Reports on Form 10-Q. IFF wishes to caution readers that certain important factors may have affected and could in the future affect Frutarom’s actual results and could cause Frutarom’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statements made by or on behalf of Frutarom. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on IFF’s business. Accordingly, IFF undertakes no obligation to publicly revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited condensed consolidated statement of financial position as of September 30, 2018 and condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated statement of changes in shareholders’ equity and condensed consolidated statement of cash flows for the three and nine month periods ended September 30, 2018 of Frutarom Industries Ltd., together with the notes thereto.

99.2	Frutarom Industries Ltd. Directors’ Report of the Company’ State of Affairs for the Period Ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name: Nanci Prado
Title: Deputy General Counsel

Date:    November 30, 2018